BE AEROSPACE, INC.

                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BE Aerospace, Inc. (the "Company") on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas P. McCaffrey, Corporate Senior Vice President of Administration and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: May 9, 2006                    By: /s/ Thomas P. McCaffrey
                                         --------------------------
                                         Thomas P. McCaffrey
                                         Senior Vice President of Administration
                                         and Chief Financial Officer